U.S. Credit Card Loan Distribution by FICO Score



Capital One vs. Industry
June 2002
45%
40%
35%
30%
25%
20%
15%
10%
5%
0%
% of Loan Balances Outstanding
36.6%
39.8%
28.3%
23.6%
35.1%
36.7%
≤660
661-710
>710
FICO Score
Industry
Capital One

Source: Equifax Information Services LLC for both industry and Capital One data. Industry data reflect a random sample size of 7.6 million individuals with open U.S. credit card accounts. Capital One data reflect a random sample size of 2.3 million open U.S. credit card accounts.